UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2014

Tower Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	000-25287	35-2051170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

116 East Berry Street, Fort Wayne, Indiana		46802
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	812-464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on April 25, 2014 of the transactions contemplated by the Agreement and Plan of Merger dated September 9, 2013 (the “Merger Agreement”) by and between Tower Financial Corporation (“Tower”) and Old National Bancorp (“Old National”). Pursuant to the Merger Agreement, on April 25, 2014, Tower merged with and into Old National, with Old National as the surviving corporation (the “Merger”). In connection with the Merger, Tower Bank & Trust Company (“TB&T”), a wholly owned subsidiary of Tower, merged with and into Old National Bank, a wholly owned subsidiary of Old National, with Old National Bank as the surviving bank (the “Bank Merger”), and Tower Trust Company, a wholly owned subsidiary of TB&T, merged with and into American National Trust and Investment Management Company d/b/a Old National Trust Company (“ONTC”), a wholly owned subsidiary of Old National, with ONTC as the surviving entity (the “Trust Company Merger”). The Bank Merger and the Trust Company Merger were also consummated on April 25, 2014.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of Tower converted into the right to receive 1.20 shares of Old National common stock and $6.75 in cash. At the Effective Time, unvested Tower stock options became fully vested and all outstanding Tower stock options converted into stock options to purchase a number of shares of Old National common stock, subject to adjustment pursuant to the Merger Agreement. Except for the foregoing, the Tower stock options will continue to be governed by the same terms and conditions as were applicable under the related Tower stock option immediately prior to the Effective Time.

The foregoing description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Tower’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2013, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on April 25, 2014 Tower requested that the NASDAQ Global Market (“NASDAQ”) file a notification on Form 25 with the SEC to request the removal of shares of Tower common stock from listing on NASDAQ and from registration under Section 12(b) of the Securities Exchange Act of 1934. The NASDAQ has filed a notification of removal from listing on Form 25 with the SEC with respect to Tower common stock.

Item 3.03 Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, Tower’s directors and executive officers ceased serving in such capacities, and the directors and executive officers of Old National continued as the directors and executive officers of Old National.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

2.1	Agreement and Plan of Merger, dated September 9, 2013, by and between Old National Bancorp and Tower Financial Corporation (attached as Exhibit 2.1 to Tower’s Current Report on Form 8-K filed on September 10, 2013, and incorporated herein by reference).

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Financial Corporation

May 1, 2014	By:	Jeffrey L. Knight, EVP, Chief Legal Counsel and Corporate Secretary of successor corporation by merger, Old National Bancorp

Name: Jeffrey L. Knight, EVP, Chief Legal Counsel and Corporate Secretary of successor corporation by merger, Old National Bancorp
Title: EVP, Chief Legal Counsel